                                                                 EXHIBIT 10.14.7





                                    CONSENT, WAIVER AND AMENDMENT dated as of
                           October 1, 2003 (this "Amendment"), among JANUS CAPITAL GROUP INC., a Delaware corporation formerly known as Stilwell Financial Inc. (the "Borrower"), the lenders party hereto (the "Lenders") and CITIBANK, N.A., as administrative agent (in such capacity, the "Agent") and as swingline lender.

                  Reference is made to the Five-Year Credit Agreement dated December 7, 2000 (as amended, supplemented or otherwise modified from time to time, the "Five-Year Agreement") among the Borrower, the Lenders party thereto, Wells Fargo Bank West, N.A., as documentation agent, JPMorgan Chase Bank, as syndication agent, and the Agent. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Five-Year Agreement as amended hereby.

                  The Borrower has informed the Lenders that it intends to exchange 32,300,000 shares of the common stock of DST Systems, Inc. owned by it for equity of equal value of Output Marketing Services, currently a subsidiary of DST Systems Inc., with the result that Output Marketing Services (which will be renamed JCG Partners) will become a wholly owned subsidiary of the Borrower.

                  The Borrower has requested that the Lenders consent to the exchange described in the preceding paragraph and to waive and amend certain provisions of the Five-Year Agreement as set forth in this Amendment and the Lenders whose signatures appear below, constituting at least the Required Lenders, are willing to agree to such waivers and amendments on the terms and subject to the conditions set forth herein.

                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION 1. Amendment of Section 1.01. Section 1.01 of the Five-Year Agreement is hereby amended as follows:

                  (a) The following new definitions are inserted in the appropriate alphabetical order therein:

                           '"DST Equity Exchange' shall mean the exchange by JCG
                  Inc. of 32,300,000 shares of the common stock of DST Systems, Inc. owned by it for equity of equal value of JCG Partners (currently named "Output Marketing Services"), a subsidiary of DST Systems Inc., with the result that JCG Partners will become a wholly owned subsidiary of the Borrower.

                           'JCG Partners' shall mean Output Marketing Services,
                  currently a subsidiary of DST Systems Inc., which after the DST Equity Exchange will be renamed JCG Partners and will be a wholly owned subsidiary of the Borrower.

                           'New York Complaint' shall mean the complaint filed
                  in the Supreme Court of the State of New York, County of New York, on September 3, 2003, on behalf of the State of New York, by the Attorney General of the State of New York, against Canary Capital Partners, LLC, Canary Investment Management, LLC, Canary Capital Partners, Ltd. and Edward J. Stern."

                  (b) The definition of "Applicable Percentage" is hereby amended and restated as follows:

                           '"Applicable Percentage' shall mean on any date, with
                  respect to the Loans comprising any Eurodollar Standby Borrowing, the Facility Fee, or the Utilization Fee, as the case may be, the applicable percentage set forth in the table below:

Eurodollar Spread                   Facility Fee                 Utilization Fee
-----------------                   ------------                 ---------------
      0.500%                           0.250%                         0.375%

                  (c) The definition of "Consolidated Net Income" therein is hereby amended and restated in its entirety as follows:

                           '"Consolidated Net Income' shall mean, for any
                  period, the net income of Stilwell and the Consolidated Subsidiaries on a consolidated basis for such period, determined in accordance with GAAP, but without giving effect to (a) any extraordinary gains, (b) any gains during such period relating to the sale, transfer or other disposition of
                  (i) any assets of Stilwell or any subsidiary (other than in the ordinary course of business) or (ii) investments in any subsidiary or Affiliate of Stilwell or the Consolidated Subsidiaries, including, without limitation, DST Systems, Nelson, and Bay Isle Financial LLC, a Delaware limited liability company, (c) any costs, expenses or losses incurred during such period (which in the aggregate for all such periods shall not exceed $200,000,000) consisting of or relating to (i) the sale, transfer or other disposition, in whole or in part, of any subsidiary or Affiliate of Stilwell or the Consolidated Subsidiaries, (ii) any exchange, repayment, prepayment, purchase or redemption by Stilwell or any Subsidiary of the outstanding Indebtedness of Stilwell,
                  (iii) any fines, penalties, damages, or restitution payments directly related to the New York Complaint, (iv) any non-cash compensation expenses related to the amortization of restricted stock grants of Stilwell, and (v) the cost of tax opinion insurance obtained in connection with the DST Equity Exchange and (d) any income, gains, costs, expenses, losses or other items attributable to DST Systems (but including all such items attributable to JCG Partners after the effectiveness of the DST Equity Exchange). It is agreed that any determination of Consolidated EBITDA for a period of four fiscal quarters ending on or after September 30, 2003 will employ the above definition with respect to all fiscal quarters included in such period."

                  (d) The definition of "Liquid Assets" therein is hereby amended and restated in its entirety as follows:

                           '"Liquid Assets' shall mean cash, cash equivalents
                  and other readily marketable securities (it being understood that any equity of JCG Inc. held by any Related Subsidiary shall not qualify as 'Liquid Assets' hereunder), the value of which shall be deemed to be the amount of cash which would be realized upon prompt liquidation of such securities."

                  (e) The definition of "Maturity Date" therein is hereby amended and restated in its entirety as follows:

                           '"Maturity Date' shall mean October 23, 2004."

                  SECTION 2. Amendment of Article V. Article V of the Five-Year Agreement is hereby amended by adding the following new Section 5.09 at the end thereof:

                           "SECTION 5.09. Maintenance of JCG Partners as a
                  Wholly Owned Subsidiary. Such Borrower will cause JCG Partners, at all times after the DST Equity Exchange, to be and remain a direct or indirect wholly owned subsidiary of JCG Inc."

                  SECTION 3. Amendment of Article VI. Article VI of the Five-Year Agreement is hereby amended as follows:

                  (a) Section 6.01(a)(iv) is hereby amended and restated as follows:

                           "(iv) other Indebtedness not secured by any Liens and
                  incurred in the ordinary course of business and refinancings thereof, in an aggregate principal amount at any one time outstanding not in excess of $10,000,000;".

                  (b) Section 6.01(a)(xi) is hereby amended and restated as follows:

                           "(xi) other Indebtedness of Stilwell and its Related
                  Subsidiaries that is not secured by any Lien in an aggregate principal amount at any time outstanding that does not exceed $856,000,000 minus the aggregate principal amount of any Indebtedness outstanding under this paragraph that shall have been repaid, prepaid, redeemed, purchased or defeased by Stilwell or any other Related Subsidiary, including any such Indebtedness of either Borrower or any Related Subsidiary of either Borrower originally owed to third parties and purchased by either Borrower or any Related Subsidiary of either Borrower (other, in each case, than Indebtedness repaid, prepaid, redeemed, purchased or defeased with the proceeds of new Indebtedness issued for the specific purpose of providing funds for any such repayment, prepayment, redemption or purchase); provided that with respect to any such Indebtedness issued or incurred to extend, renew or refinance existing Indebtedness, the principal thereof is not by its terms required to be repaid, prepaid, redeemed, purchased or defeased, in whole or in part, at the option of any holder thereof or on any date prior to the Maturity Date; provided further that the incurrence of such Indebtedness would not cause a Default or an Event of Default under any other Section of this Agreement."

                  (c) The following new Sections 6.09 and 6.10 are added at the end thereof:

                           "SECTION 6.09. Limitation on Investments in JCG
                  Partners. Such Borrower shall not make, or permit any Related Subsidiary to make, any loans, advances or capital contributions to, or other investments of any kind in, JCG Partners or any of its subsidiaries, except that JCG Inc. may make regularly scheduled payments of interest and principal in respect of any Indebtedness of JCG Inc. that shall have been purchased or otherwise acquired by JCG Partners from third parties.

                           SECTION 6.10. Conduct of Business of JCG Partners.
                  Such Borrower shall not permit JCG Partners to engage in any business or business activity other than those in which the Borrower, the Related Subsidiaries or JCG Partners are engaged as of the Amendment Effective Date (as such term is defined in the Consent, Waiver and Amendment dated as of October 1, 2003, to this Agreement) and other businesses and business activities reasonably related thereto."

                  SECTION 4. Waiver of Section 6.04. Effective as of the Amendment Effective Date (as defined below), each of the undersigned Lenders hereby consents to the DST Equity Exchange and waives compliance by the Borrower with the provisions of Section 6.04(c)(iv) of the Five-Year Agreement to the extent (but only to the extent) necessary to permit the Borrower to consummate the DST Equity Exchange.

                  SECTION 5. Schedules 3.07 and 3.08. Schedules 3.07 and 3.08 to the Five-Year Agreement are hereby deleted and Schedules 3.07 and 3.08 hereto are inserted in their place.

                  SECTION 6. Representations, Warranties and Agreements. The Borrower hereby represents and warrants to and agrees with each Lender and the Agent that:

                  (a) The representations and warranties of the Borrower set forth in Article III of the Five-Year Agreement, after giving effect to this Amendment, are true and correct in all material respects with the same effect as if made on the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

                  (b) The Borrower has the requisite power and authority to execute, deliver and perform its obligations under this Amendment and to perform its obligations under the Five-Year Agreement, as amended and waived by this Amendment.

                  (c) This Amendment has been duly executed and delivered by the Borrower. The Five-Year Agreement, as amended and waived by this Amendment, constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

                  (d) As of the Amendment Effective Date, no Event of Default or Default has occurred and is continuing.

                  SECTION 7. Conditions to Effectiveness. This Amendment shall become effective as of the date first above written (the "Amendment Effective Date") on the date of the satisfaction in full of the following conditions precedent:

                  (a) The Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of the Borrower, Janus Capital Management LLC, the Agent and the Required Lenders under the Five-Year Agreement.

                  (b) All legal matters incident to this Amendment shall be satisfactory to the Required Lenders, the Agent and Cravath, Swaine & Moore LLP, counsel for the Agent.

                  (c) The Agent shall have received such other documents, instruments and certificates as it or its counsel shall reasonably request.

                  (d) The DST Equity Exchange shall have been, or shall on the Amendment Effective Date be, completed.

                  SECTION 8. Five-Year Agreement. Except as specifically stated herein, the Five-Year Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement," "herein," "hereunder," "hereto," "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Five-Year Agreement as modified hereby.

                  SECTION 9. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 11. Expenses. The Borrower agrees to reimburse the Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Agent.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.



                                    JANUS CAPITAL GROUP INC.,

                                    by:  /s/ Loren M. Starr
                                         -------------------------------------
                                         Name:    Loren M. Starr
                                         Title:   VP, Chief Financial Officer


                                    JANUS CAPITAL MANAGEMENT LLC, as
                                    Guarantor,

                                    by:  /s/ Matthew R. Luoma
                                         -------------------------------------
                                         Name:    Matthew R. Luoma
                                         Title:   Treasurer


                                    CITIBANK, N.A., individually and as
                                    Administrative Agent and as
                                    Swingline Lender,

                                    by:  /s/ Matthew Nicholls
                                         -------------------------------------
                                         Name:    Matthew Nicholls
                                         Title:   Director


                                    WELLS FARGO BANK, N.A., as successor in
                                    interest to WELLS FARGO BANK WEST, N.A.,

                                    by:  /s/ Randall Schmidt
                                         -------------------------------------
                                         Name:    Randall Schmidt
                                         Title:   Vice President


                                    JPMORGAN CHASE BANK, individually and
                                    as Syndication Agent,

                                    by:  /s/ Marybeth Mullen
                                         -------------------------------------
                                         Name:    Marybeth Mullen
                                         Title:   Vice President

                                    BANK OF AMERICA, N.A.,

                                    by:  /s/ Sean W. Cassidy
                                         ------------------------------------
                                         Name:    Sean W. Cassidy
                                         Title:   Principal


                                    THE GOVERNOR AND COMPANY OF THE
                                    BANK OF IRELAND,

                                    by:
                                         ------------------------------------
                                         Name:
                                         Title:

                                    by:
                                         ------------------------------------
                                         Name:
                                         Title:


                                    THE BANK OF NEW YORK,

                                    by:  /s/ William M. Stanton
                                         ------------------------------------
                                         Name:    William M. Stanton
                                         Title:   Vice President


                                    CREDIT SUISSE FIRST BOSTON,

                                    by:  /s/ Jay Chall
                                         ------------------------------------
                                         Name:    Jay Chall
                                         Title:   Director

                                    by:  /s/ Barbara Wong
                                         ------------------------------------
                                         Name:    Barbara Wong
                                         Title:   Associate


                                    U.S. BANK NATIONAL ASSOCIATION,

                                    by:  /s/ John P. Mills
                                         ------------------------------------
                                         Name:   John P. Mills
                                         Title:  Vice President

                                    FLEET NATIONAL BANK,

                                    by:  /s/ Robert McClelland
                                         ------------------------------------
                                         Name:    Robert McClelland
                                         Title:   Director


                                    HSBC,

                                    by:  /s/ Scott H. Buitekant
                                         ------------------------------------
                                         Name:    Scott H. Buitekant
                                         Title:   First Vice President


                                    THE ROYAL BANK OF SCOTLAND plc,

                                    by:
                                         ------------------------------------
                                         Name:
                                         Title:


                                    STATE STREET BANK AND TRUST COMPANY,

                                    by:  /s/ Karen A. Gallagher
                                         ------------------------------------
                                         Name:    Karen A. Gallagher
                                         Title:   Vice President


                                    UMB, N.A.,

                                    by:  /s/ Terry Dierks
                                         ------------------------------------
                                         Name:    Terry Dierks
                                         Title:   Senior Vice President